                                                                      Exhibit 99




                                                      [COMFORT SYSTEMS USA LOGO]

                                                    777 Post Oak Blvd, Suite 500
                                                            Houston, Texas 77056
                                                                    713-830-9600
                                                                Fax 713-830-9696

--------------------------------------------------------------------------------

CONTACT:       Gordon Beittenmiller
               Chief Financial Officer
               (713) 830-9600



       FOR IMMEDIATE RELEASE
       ---------------------

                COMFORT SYSTEMS USA REPORTS FIRST QUARTER RESULTS

                             -- INCREASED BACKLOG --

                   -- IMPROVED OUTLOOK FOR THE REST OF 2003 --

         HOUSTON, TX - MAY 5, 2003 - COMFORT SYSTEMS USA, INC. (NYSE: FIX), a leading provider of commercial/industrial heating, ventilation and air conditioning ("HVAC") services, today announced a net loss of $4,816,000 or $0.13 per diluted share, for the quarter ended March 31, 2003, as compared to a net loss of $217,254,000 or $5.79 per diluted share, in the first quarter of 2002. These amounts include results of discontinued operations. The 2002 results include two significant charges for unusual items - one relating to the adoption of a new accounting standard for reporting of goodwill and other intangible assets, and another relating to the Company's sale of certain operations, principally 19 units sold to Emcor Group, Inc. in March 2002. Excluding these items, net loss from continuing operations for the quarter was $4,003,000 or $0.11 per diluted share in the first quarter of 2003 as compared to a loss of $4,001,000 or $0.11 per diluted share in the first quarter of 2002. The Company reported revenues from continuing operations of $182,414,000 in the current quarter as compared to $189,626,000 in 2002.

         Bill Murdy, Comfort Systems USA's Chairman and CEO, said, "As we've previously noted, our industry experienced further slowdown through the first quarter amid renewed uncertainty over the economy and international events. We also had cost overruns on certain projects in two of our operations. With these developments occurring in what is already our traditionally slowest seasonal quarter during the year, we reported a net loss from continuing operations in the first quarter."

         Murdy continued, "While our first quarter results were disappointing, we are already seeing indications that activity levels in our industry will improve over the course of this year. Our backlog at the end of the first quarter was up 6% compared to both the beginning of the quarter as well as the comparable period in the prior year. In addition, we have launched significant new cost reduction efforts. Based on these developments along with continued strong emphasis on operational execution, we expect to be profitable in the second quarter, to produce positive free cash flow for the year as a whole, and to post improved operating results for 2003 as compared to 2002. With a strong balance sheet and a proven ability to generate profits and positive cash flow in very challenging industry conditions, we believe we are well positioned to produce increased net income, especially as economic conditions improve."

         The Company will host a conference call to discuss its financial results and position in more depth on Tuesday, May 6, 2003 at 9:00 a.m. Central Time. The call-in number for this conference call is 1-773-756-4705. A replay of the entire call will be available until 9:00 a.m. Central Time, Tuesday, May 13, 2003 by calling 1-402-220-4182.

         Comfort Systems USA is a premier provider of business solutions addressing workplace comfort, with 84 locations in 57 cities around the nation. For more information, visit the Company's website at www.comfortsystemsusa.com.

         This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current plans and expectations of Comfort Systems USA, Inc. and involve risks and uncertainties that could cause actual future activities and results of operations to be materially different from those set forth in the forward-looking statements. Important factors that could cause actual results to differ include, among others, the lack of a combined operating history and the difficulty of integrating formerly separate businesses, retention of key management, national and regional declines in non-residential construction activity, difficulty in obtaining or increased costs associated with debt financing or bonding, shortages of labor and specialty building materials, seasonal fluctuations in the demand for HVAC systems and the use of incorrect estimates for bidding a fixed price contract and other risks detailed in the Company's reports filed with the Securities and Exchange Commission.

                           - Financial table follows -

                            COMFORT SYSTEMS USA, INC.
                     CONSOLIDATED STATEMENTS OF OPERATIONS
               For the Three Months Ended March 31, 2003 and 2002
                    (in thousands, except per share amounts)
                                   (Unaudited)

                                                              Three Months Ended
                                                                   March 31,
                                                   ----------------------------------------
                                                      2003        %         2002        %
                                                   ---------    -----    ---------    -----
Revenues                                           $ 182,414    100.0%   $ 189,626    100.0%
Cost of services                                     154,662     84.8%     159,376     84.0%
                                                   ---------             ---------
Gross profit                                          27,752     15.2%      30,250     16.0%
SG&A                                                  30,949     17.0%      32,393     17.1%
Restructuring charges                                  1,162      0.6%       1,878      1.0%
                                                   ---------             ---------
Loss from operations                                  (4,359)    (2.4%)     (4,021)    (2.1%)

Interest expense, net                                  1,364      0.7%       1,869      1.0%
Other expense (income)                                   249      0.1%        (312)    (0.2%)
                                                   ---------             ---------
Loss before taxes                                     (5,972)    (3.3%)     (5,578)    (2.9%)
Income tax benefit                                    (1,969)               (1,577)
                                                   ---------             ---------
Loss from continuing operations                       (4,003)    (2.2%)     (4,001)    (2.1%)

Discontinued operations:
  Operating income, net of applicable income tax
    benefit (expense) of $(54) and $1,723                 99                   255
  Estimated loss on disposition, including
    income tax expense of $231 and $25,978              (912)              (10,987)
                                                   ---------             ---------
Loss before cumulative effect of change in
  accounting Principle                                (4,816)              (14,733)

Cumulative effect of change in accounting
  principle, net of income tax benefit
  of $26,317                                               -              (202,521)
                                                   ---------             ---------
Net loss                                           $  (4,816)            $(217,254)
                                                   =========             =========
Income (loss) per share:
Basic-
  Loss from continuing operations                  $   (0.11)            $   (0.11)
  Discontinued operations -
    Income from operations                                 -                  0.01
    Estimated loss on disposition                      (0.02)                (0.29)
  Cumulative effect of change in accounting
    principle                                              -                 (5.40)
                                                   ---------             ---------
  Net loss                                         $   (0.13)            $   (5.79)
                                                   =========             =========
Diluted -
  Loss from continuing operations                  $   (0.11)            $   (0.11)
  Discontinued operations -
    Income from operations                                 -                  0.01
    Estimated loss on disposition                      (0.02)                (0.29)
  Cumulative effect of change in accounting
    principle                                              -                 (5.40)
                                                   ---------             ---------
  Net loss                                         $   (0.13)            $   (5.79)
                                                   =========             =========
Shares used in computing income (loss) per share:
   Basic                                              37,622                37,531
   Diluted                                            37,622                37,531

Loss from operations                               $  (4,359)            $  (4,021)
Restructuring charges                                  1,162                 1,878
                                                   ---------             ---------
Loss from operations, excluding restructuring
  charges                                          $  (3,197)    (1.8%)  $  (2,143)    (1.1%)

Loss from operations                               $  (4,359)            $  (4,021)
Depreciation                                           1,336                 1,611
Restructuring charges                                  1,162                 1,878
                                                   ---------             ---------
EBITDA                                             $  (1,861)    (1.0%)  $    (532)    (0.3%)

Loss from continuing operations (after tax)        $  (4,003)            $  (4,001)
Restructuring charges (after tax)                        755                 1,221
                                                   ---------             ---------
Loss from continuing operations (after tax),
  excluding restructuring charges                  $  (3,248)    (1.8%)  $  (2,780)    (1.5%)

Diluted earnings per share-loss from
  continuing operations (after tax),
  excluding restructuring charges                  $   (0.09)            $   (0.07)

Note 1: The diluted earnings per share data presented above reflects the dilutive effect, if any, of stock options, convertible notes, warrants and contingently issuable restricted stock which were outstanding during the periods presented.

Note 2: Loss from operations excluding restructuring charges is presented because it reflects operating results excluding items the Company believes to be unusual. However, loss from operations excluding restructuring charges is not considered as a primary measure of an entity's financial results, and accordingly, this amount should not be considered an alternative to operating income as determined under generally accepted accounting principles as reported by the Company.

Note 3: EBITDA is defined as income (loss) from operations, excluding depreciation and restructuring charges. EBITDA may be defined differently by other companies. EBITDA is presented because it is a financial measure that is frequently requested by capital market participants in evaluating the Company. However, EBITDA is not considered under generally accepted accounting principles as a primary measure of an entity's financial results, and accordingly, EBITDA should not be considered an alternative to operating income, net income, or cash flows as determined under generally accepted accounting principles and as reported by the Company.

Note 4: The bottom two calculations in the above table show loss from continuing operations (after tax) and related earnings per share information excluding restructuring charges. The tax rate on these items was computed using the pro forma effective tax rate of the Company exclusive of these charges.

                            COMFORT SYSTEMS USA, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)

                                                  March 31,         December 31,
                                                     2003               2002
                                                 -----------        ------------
Cash and cash equivalents                        $  11,329           $   6,083

Accounts receivable, net                           155,229             167,177
Costs and estimated earnings in excess of
  Billings                                          16,868              17,881
Assets related to discontinued operations            1,397               2,643
Other current assets                                29,431              30,759
                                                 ---------           ---------
    Total current assets                           214,254             224,543

Property and equipment, net                         15,361              16,072
Goodwill                                           112,545             112,545
Other noncurrent assets                             12,575              13,375
                                                 ---------           ---------
Total assets                                     $ 354,735           $ 366,535
                                                 =========           =========

Current maturities of long-term debt             $   1,980           $   1,780
Accounts payable                                    53,759              56,496
Billings in excess of costs and estimated
  Earnings                                          25,822              26,672
Liabilities related to discontinued
  Operations                                           301               1,017
Other current liabilities                           50,563              61,688
                                                 ---------           ---------
    Total current liabilities                      132,425             147,653

Long-term debt, net of discount                     19,274              10,604
Other long-term liabilities                          2,931               3,192
                                                 ---------           ---------

Total liabilities                                  154,630             161,449

Total equity                                       200,105             205,086
                                                 ---------           ---------
Total liabilities and equity                     $ 354,735           $ 366,535
                                                 =========           =========

Selected Cash Flow Data (in thousands):

                                                      Three Months Ended
                                                            March 31,
                                                   -------------------------
                                                      2003           2002
                                                   ----------     ----------
Cash flow from operating activities                $   (2,343)    $   (9,262)
Cash flow from investing activities                $   (1,084)    $  142,499
Cash flow from financing activities                $    8,652     $ (134,007)

Cash flow from operating activities                $   (2,343)    $   (9,262)
Taxes paid related to the sale of businesses           10,371              -
Purchases of property and equipment                    (1,087)        (2,134)
Proceeds from sales of property and equipment              79            171
                                                   ----------     ----------
Free cash flow                                     $    7,020     $  (11,225)

Note 1: Free cash flow is defined as cash flow from operating activities less items related to nonrecurring transactions such as sales of businesses and customary capital expenditures plus the proceeds from asset sales. Free cash flow may be defined differently by other companies. Free cash flow is presented because it is a financial measure that is frequently requested by capital market participants in evaluating the Company. However, free cash flow is not considered under generally accepted accounting principles as a primary measure of an entity's financial results, and accordingly free cash flow should not be considered an alternative to operating income, net income, or cash flows as determined under generally accepted accounting principles and as reported by the Company.

Note 2: Cash flow information for 2002 includes the results of discontinued operations, including the 19 operations sold to Emcor in the first quarter of 2002.